UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 2, 2024 Date of Report (Date of earliest event reported)

Adams Diversified Equity Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	811-00241	13-4912740
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 East Pratt Street, Suite 1300 Baltimore, MD 21202
(Address of principal executive offices, including zip code)
410-752-5900 (Registrant’s telephone number, including area code)

Adams Express Company (Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	ADX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

ITEM 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2024, and effective June 4, 2024, the Board of Directors of Adams Diversified Equity Fund, Inc., a Maryland corporation (hereinafter the “Fund”), elected to classify the Board pursuant to provisions of the Maryland General Corporation Law. The Articles Supplementary for the Fund are set out in Exhibit 99.1 and the initial classes of Directors of the Fund are set out in Exhibit 99.2 to this report.

Also on June 2, 2024, the Board approved amending the bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws are effective June 2, 2024. A copy of the Amended and Restated Bylaws is included as Exhibit 3.1 to this report and incorporated by reference herein.

The following is a summary of certain changes effected by adoption of the Amended and Restated Bylaws, which is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.1 hereto.

The Amended and Restated Bylaws include updates to (1) director nominee qualifications and related disclosure and certification requirements required in shareholder nominee submissions, (2) incorporate clarifying language consistent with Maryland law and existing practices, and (3) make various non-substantive changes.

Director Qualifications.  The Amended and Restated Bylaws clarify experience and service standards for director nominees, including matters related to conduct and fiduciary responsibilities. The changes also clarify related disclosure and certification requirements in shareholder nominee submissions.

Updates Consistent with Maryland Law and Existing Practices.  The Amended and Restated Bylaws incorporate language clarifying, among other things, (1) committee operations, (2) the ability to conduct virtual meetings, (3) the treatment of stock certificates, and (4) existing practices such as householding periodic reports.

Item 7.01.     Regulation FD Disclosure.

On June 2, 2024, the Board of Directors (the “Board”) of Adams Diversified Equity Fund, Inc., a Maryland corporation (the “Fund”), elected to classify the Board, effective June 4, 2024, pursuant to provisions of the Maryland General Corporation Law. The Articles Supplementary for the Fund are set out in Exhibit 99.1 and the initial classes of Directors of the Fund are set out in Exhibit 99.2 to this report. Also on June 2, 2024, the Board approved amending the bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws are effective June 2, 2024. A copy of the Amended and Restated Bylaws is included as Exhibit 3.1 to this report and incorporated by reference herein. A copy of the press release dated June 3, 2024 announcing the election to classify and amendment of bylaws is attached as Exhibit 99.3.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Adams Diversified Equity Fund, Inc., effective June 2, 2024

99.1	Articles Supplementary effective June 4, 2024

99.2	Initial Classes of Directors

99.3	Press Release dated June 3, 2024

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS DIVERSIFIED EQUITY FUND, INC.

By:       /s/ Janis F. Kerns
Name:  Janis F. Kerns
Title:    Vice President, General Counsel and Secretary

Date:  June 6, 2024